UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

January 10, 2022

Date of Report (Date of earliest event reported)

Planet Fitness, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37534	38-3942097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Liberty Lane West

Hampton, NH 03842

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (603) 750-0001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 Par Value	PLNT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Equity Purchase Agreement

On January 10, 2022, Planet Fitness, Inc. (the “Company”) and Pla-Fit Holdings LLC, a wholly owned subsidiary of the Company (together with the Company, the “Buyers”), entered into an equity purchase agreement (the “Purchase Agreement”) with Sunshine Fitness Growth Holdings, LLC, a Delaware limited liability company (“Sunshine”), TSG7 A AIV III, L.P., a Delaware limited partnership, Sunshine Fitness Group Holdings, LLC, a Delaware limited liability company, Eric Dore, Shane McGuiness, Joseph Landau, The Glenn Dowler Irrevocable GST Trust of 2018, the Shannon Dowler Irrevocable GST Trust of 2018, Michael Hicks, The David W. Blevins Irrevocable GST Trust of 2020, and The Heather L. Blevins Irrevocable GST Trust of 2020, TSG7 A AIV III Holdings-A, L.P., TSG7 A AIV III Holdings, L.P., a Delaware limited partnership (“Blocker” together with the Company, the “Acquired Entities” ), and TSG7 A AIV III, L.P., in its capacity as the Sellers’ Representative. Pursuant to the Purchase Agreement, Buyers will acquire 100% of the equity interests of the Acquired Entities (the “Transaction”).

Pursuant to the Purchase Agreement, and subject to the terms and conditions thereof, the Buyers have agreed to acquire all the outstanding equity interests of the Acquired Entities for aggregate consideration of $800 million including $425 million in cash consideration and $375 million of a combination of Class A Common Stock, par value $0.0001, of the Company and membership units of Pla-Fit Holdings, LLC, together with shares of Class B Common Stock, par value $0.0001, of the Company, valued at the volume weighted average of the closing price of the Class A Common Stock on the New York Stock Exchange for the ten trading day period comprised of the five trading days immediately preceding the execution of the Purchase Agreement (including the date of the Purchase Agreement) and the five trading days following execution of the Purchase Agreement. The purchase price is subject to customary adjustments at closing, including for working capital adjustments. The Purchase Agreement provides for customary representations, warranties and covenants, and provides certain termination rights for each party. The Transaction is expected to close in the first quarter of 2022. Closing under the Purchase Agreement is subject to conditions, including financing of the acquisition, consents of third parties and approval or expiration of the waiting period under the Hart-Scott Rodino Act.

Item 2.02. Results of Operations and Financial Condition.

On January 11, 2022, the Company issued a press release including commentary regarding operational results for the year ended December 31, 2021. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.02.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated January 11, 2022

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANET FITNESS, INC.

By: /s/ Thomas Fitzgerald
Name: Thomas Fitzgerald
Title: Chief Financial Officer

Dated: January 11, 2022